Filed pursuant to Rule 497(e)
Registration No. 333-174574

MAIRS & POWER FUNDS TRUST
(the “Trust”)

Mairs & Power Small Cap Fund
(the “Fund”)

Supplement dated August 15, 2016
to the Prospectus, the Summary Prospectus and the Statement of Additional Information
dated April 30, 2016

Effective as of the close of business on September 30, 2016 (the “Closing Date”), the Fund will be closed to most new investors. Mairs & Power, Inc., the investment adviser to the Fund (the “Adviser”) believes that limiting investment in the Fund will help ensure that the Fund can be effectively managed in accordance with its stated investment objective.  The closing is intended to promote long-term investments in the Fund, thereby contributing to a more stable asset base and the continued efficient management of the Fund. This decision was made after considering the current size of the Fund (approximately $274 million as of July 31, 2016) and the availability of common stocks of small cap companies that meet the Fund’s investment criteria.

Only investors of the Fund as of the Closing Date, whether owning shares directly through the Fund’s transfer agent or through a bank, broker-dealer, financial adviser or recordkeeper (“Financial Intermediary”), are eligible to purchase shares of the Fund.  The Fund will continue to permit the following types of investments in the Fund:

•	Investments by new or existing clients of an individual financial adviser representative who already had client assets invested in the Fund on the Closing Date;
•	Additional share purchases or reinvestment of dividends or capital gains by existing Fund shareholders;
•	Investments made through qualified retirement plans (such as 401(a), 401(k) and other defined contribution plans and defined benefit plans) for which the Fund is an eligible investment alternative and whose records are maintained by a Financial Intermediary having an agreement with the Fund in effect on or before the Closing Date;
•	Investments by a Trustee or officer of the Trust, an employee of the Adviser, a member of the immediate family of any of those persons, or clients of the Adviser; and
•	An investment that officers of the Trust determine, in their sole discretion, would not adversely affect the Adviser’s ability to manage the Fund effectively.
The Fund may ask you to verify that you meet one of the guidelines above prior to permitting you to open a new account in the Fund.  The Fund reserves the right to prohibit a transaction otherwise permitted if the Fund believes doing so to be in the Fund’s best interest.  In addition, the Fund reserves the right, at any time, in its sole discretion, to further modify or amend the extent to which the future sales of shares are limited.

For additional information regarding restrictions on new purchases of shares of the Fund, please contact the Fund at 1-800-304-7404 (toll free).

Investors should retain this supplement for future reference.